1940 Act File No.811-2145
                                                  1933 Act File No.2-38910


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                         Pre-Effective Amendment No.                         [ ]

                       Post-Effective Amendment No.51                        [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                       Post-Effective Amendment No.31                        [X]


                      LORD ABBETT BOND-DEBENTURE FUND, INC.
                      -------------------------------------
                Exact Name of Registrant as Specified in Charter


              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office


                  Registrant's Telephone Number (201) 395-2000
                  --------------------------------------------


                       Lawrence H. Kaplan, Vice President
              90 HUDSON STREET, JERSEY CITY, NEW JERSEY 07302-3973
              ----------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become  effective  (check  appropriate box)

          immediately on filing pursuant to paragraph (b)
--------

   X      on May 1, 2000 pursuant to paragraph (b)
--------

          60 days after filing pursuant to paragraph (a) (1)
--------

          on (date) pursuant to paragraph (a) (1)
--------

          75 days after filing pursuant to paragraph (a) (2)
--------

          on (date) pursuant to paragraph (a) (2) of Rule 485
--------

If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Lord Abbett
Bond-Debenture Fund

Prospectus
May 1, 2000


[logo]
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

                              The Fund
            What you should know        Goal                                2
                  about the Fund        Principal Strategy                  2
                                        Main Risks                          2
                                        Performance                         3
                                        Fees and Expenses                   5


                              Your Investment

        Information for managing        Purchases                           6
               your Fund account        Sales Compensation                  8
                                        Opening Your Account                9
                                        Redemptions                         10
                                        Distributions and Taxes             10
                                        Services For Fund Investors         11
                                        Management                          12


                              For More Information

               How to learn more        Other Investment Techniques         13
                  about the Fund        Glossary of Shaded Terms            13
                                        Recent Performance                  15


                              Financial Information

                                        Financial Highlights                16
                                        Line Graph Comparison               17
                                        Compensation For Your Dealer        18



     How to learn more about the        Back Cover
Fund and other Lord Abbett Funds

                                                                        The Fund

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.


PRINCIPAL STRATEGY

     To pursue its goal, the Fund normally invests in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the Fund's assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through port-folio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce the risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the Fund has found good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns.
<R/
     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in cash and short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. This may result in losses to the Fund. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


We or the Fund refers to Lord Abbett Bond-Debenture Fund, Inc.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Fund

PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


================================================================================
Bar Chart (per calendar year) - Class A Shares

================================================================================

[GRAPHIC OMITTED]

Best Quarter   1st Q `91  13.8%               Worst Quarter   3rd Q `90    -8.2%

================================================================================


                                                                      The Fund 3

     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compared to those of a broad-based securities market index and three more narrowly based indices. Although the Fund's portfolio blend has changed through the years, historically it was composed primarily of three categories of securities: (1) high-yield corporate debt (including straight preferred stocks); (2) equity-related securities; and
     (3) high-grade debt. Because no single index existed that combined these categories in a manner similar to the Fund, we compared the Fund's performance to that of three indices which included elements of the categories: First Boston High Yield Index ("High Yield Index"); Value Line Convertible Index ("Value Line Index"); and Salomon Brothers Broad Investment Bond Index ("Salomon Index"). The Fund now intends to replace the Value Line Index and the Salomon Index with the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is not only a broader based securities market index but is also more commonly used in fund performance comparisons and more accessible to shareholders. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


==========================================================================================
Average Annual Total Returns Through December 31, 1999

==========================================================================================

Share Class                         1 Year      5 Years     10 Years    Since Inception(1)

Class A shares                     -1.00%        8.83%        9.70%             -
------------------------------------------------------------------------------------------
Class B shares                     -1.51%          -            -            6.76%
------------------------------------------------------------------------------------------
Class C shares                      2.21%          -            -            7.76%
------------------------------------------------------------------------------------------
Class P shares                      3.86%         -             -            4.12%
------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)     -0.82%        7.73%        7.70%          6.63%(3)
                                                                             6.41%(4)
                                                                             1.38%(5)
------------------------------------------------------------------------------------------
Salomon  Index(2)                  -0.84%        7.75%        7.76%          6.64%(3)
                                                                             6.43%(4)
                                                                             1.46%(5)
------------------------------------------------------------------------------------------
High Yield Index(2)                 3.28%        9.07%       11.06%          3.21%(3)
                                                                             3.33%(4)
                                                                             4.54%(5)
------------------------------------------------------------------------------------------
Value Line Index(2)                19.50%       14.56%       15.25%          3.40%(3)
                                                                            -3.10%(4)
                                                                            10.05%(5)
------------------------------------------------------------------------------------------

(1) The date of inception for each class is: A - 4/1/71; B - 8/1/96; C - 7/15/96 and P - 8/21/98.
(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 8/31/96 to 12/31/99, to correspond with Class B inception date.
(4) Represents total return for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.
(5) Represents total return for the period 8/31/98 to 12/31/99, to correspond with Class P inception date.


4 The Fund

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

=====================================================================================================
Fee Table

=====================================================================================================
                                              Class A    Class B(2)   Class C      Class P

Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------
(as a % of offering price)                     4.75%       none        none        none
-----------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                   none(1)    5.00%       1.00%(1)    none
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-----------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.46%       0.46%       0.46%       0.46%
-----------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
-----------------------------------------------------------------------------------------------------
Other Expenses                                 0.14%       0.14%       0.14%       0.14%
-----------------------------------------------------------------------------------------------------
Total Operating Expenses                       0.95%       1.60%       1.60%       1.05%
-----------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



================================================================================
Example
================================================================================
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable contingent deferred sales charges) would be:

Share Class                 1 Year           3 Years        5 Years         10 Years

Class A shares               $567             $763            $  976         $1,586
====================================================================================
Class B shares               $663             $805            $1,071         $1,726
====================================================================================
Class C shares               $263             $505            $  871         $1,900
====================================================================================
Class P shares               $107             $334            $  579         $1,283
====================================================================================
You would have paid the following expenses if you did not redeem your shares:
Class A shares               $567             $763            $  976         $1,586
====================================================================================
Class B shares               $163             $505            $  871         $1,726
====================================================================================
Class C shares               $163             $505            $  871         $1,900
====================================================================================
Class P shares               $107             $334            $  579         $1,283
====================================================================================



Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                      The Fund 5

                                                                 Your Investment

PURCHASES

     The Fund offers in this prospectus four classes of shares: Class A, B ,C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, C, and P shares, although there may be a contingent deferred sales charge ("CDSC") on Class B and Class C shares as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.


     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

Class A   o    normally offered with a front-end sales charge

Class B   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o    higher annual expenses than Class A shares

          o    automatically converts to Class A shares after eight years

Class C   o    no front-end sales charge,  however,  a CDSC is applied to shares sold prior to the first anniversary of purchase

          o    higher annual expenses than Class A shares

Class P   o    available to certain pension or retirement  plans and pursuant to a Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                            To Compute
                             As a % of               As a % of             OfferingPrice
Your Investment           Offering Price          Your Investment          Divide NAV by
-------------------------------------------------------------------------------------------------------------------
Less than $100,000            4.75%                   4.99%                     .9525
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                   4.11%                     .9605
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                   2.83%                     .9725
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                   1.99%                     .9805
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                      1.0000
-------------------------------------------------------------------------------------------------------------------


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Fund.


6 Your Investment

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.

     o Letters of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.


     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o    purchases under a Mutual Fund Fee Based Program

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     *    These categories may be subject to a CDSC.

     Class A Share CDSC. If you buy Class A shares under one of the starred (o) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the Fund normally will collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program


Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans


Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals wj8 ho buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


Benefit Payment Documentation (Class A CDSC only)

o    under $50,000 - no documentation necessary


                                                               Your Investment 7

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of the day on                   Contingent Deferred Sales Charge
which the purchase order                       on redemption (as % of amount
was accepted                                   subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                               5.0%
--------------------------------------------------------------------------------
1st                            2nd                               4.0%
--------------------------------------------------------------------------------
2nd                            3rd                               3.0%
--------------------------------------------------------------------------------
3rd                            4th                               3.0%
--------------------------------------------------------------------------------
4th                            5th                               2.0%
--------------------------------------------------------------------------------
5th                            6th                               1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                          None
--------------------------------------------------------------------------------


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

Different conversion schedules may apply to Class B shares purchased by or on behalf of retirement plans in connection with certain special programs or platforms created and maintained by certain broker-dealer firms.

     The Class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts o death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.

     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges which are paid directly by shareholders; and 12b-1 distribution


o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account"


8 Your Investment
     fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and Class C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.



OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     o Regular Account                                                  $1,000
--------------------------------------------------------------------------------
     o Individual Retirement Accounts and
     403(b) Plans under the Internal Revenue Code                         $250
--------------------------------------------------------------------------------
     o Uniform Gift to Minor Account                                      $250
--------------------------------------------------------------------------------
     o Invest-A-Matic                                                     $250
--------------------------------------------------------------------------------
     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Lord Abbett Bond-Debenture Fund, Inc.
     P.O. Box 219100
     Kansas City, MO 64121

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).


                                                               Your Investment 9

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES

     The Fund normally pays dividends from its net investment income monthly and distributes net capital gains (if any) as "capital gains distributions" annually. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


10 Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.


--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
checking averaging) your  bank  account.   See  the  attached   application  for
                    instructions.

Div-Move            You   may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You can make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          funds.  Automatic cash  withdrawals will be paid to you from
Plan ("SWP")        your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on  redemptions  of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.


Class B and         Redemption  proceeds  due to a SWP for  Class B and  Class C
C shares            shares will be redeemed in the order  described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------


OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.


Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


                                                              Your Investment 11

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated and payable monthly. The management fee is calculated at the following annual rates:

            .50 of 1% on the first $500 million in assets, .45 of 1% on assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended December 31, 1999 was at an effective annual rate of .46 of 1%. The Fund pays all expenses not expressly assumed by Lord Abbett.

     Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


12 Your Investment

                                                            For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     Adjusting Investment Exposure. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio.

     If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     Convertible Securities. The Fund may invest in convertible bonds and convertible stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

     Foreign Securities. The Fund may invest up to 20% of its net assets in foreign securities. Foreign securities are securities primarily traded in countries outside the United States. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit the Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Short-Term Fixed Income Securities. The Fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares, or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional


                                                         For More Information 13
     payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares ex-changed from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-tory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be by an Eligible Guarantor.

     Similarly, if (for example) a redemption request is made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual; (2) an individual and his or her spouse and children under the age of 21; and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing plan, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


14 For More Information
     employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


RECENT PERFORMANCE

     The following is a discussion of recent performance for the twelve-month period ending December 31, 1999.

     The fourth quarter of 1999 was difficult for bond investors. The U.S. Federal Reserve Board (the "Fed") raised short-term interest rates for the third consecutive time, reversing the three rate reductions that occurred in 1998. As the economy continued to exhibit signs of strong growth and record levels of employment, investors remained fearful that inflationary pressures could develop as a result of the continued expansion of the U.S. economy. While credit spreads -- the difference in yield between bonds of the same maturity but different quality -- did tighten some (contracted), they continued to remain wide during the quarter.

     We spent the fourth quarter trying to reduce the risk of rising interest rates by keeping our exposure to Treasurys to a minimum and slightly increasing our allocation to convertible bonds -- securities that can be exchanged for stock of the issuing corporation at specified prices. Since we anticipate that the recovery in the global economy will continue, we invested in some multinational technology manufacturing and semiconductor companies that we believe offered good value.

     Despite challenging market conditions and a significant rise in interest rates during the past 15 months, high-yield bonds were among the best performers in the U.S. bond market. We maintained an allocation of over 63% of the Fund to high-yield bonds as they continued to offer a tremendous yield advantage over Treasurys. We also found good value in the bonds of technology, telecommunications, media, and cable companies. Conversely, we were disappointed by the bonds of small companies, which struggled with less access to capital and increasing default rates. Investors seemed to prefer the more liquid bonds of larger companies.

     Our holdings in convertible securities also helped the portfolio's performance. On the heels of strong corporate earnings, persistent U.S. economic growth and recent stock market advances, we took profits on some of the portfolio's convertible securities that had increased significantly in price. We maintained a moderate exposure to mortgage-backed securities, investing mainly in new, higher-coupon FNMA bonds that were acquired below par (face value).

     We will continue to closely monitor the Fed for further rate increases. We feel that bonds represent an excellent value given today's level of inflation, and should continue to be attractive if inflation remains in the area of 2% to 3%. While we do not anticipate a meaningful decline in interest rates in the short term, we remain encouraged by economic indicators such as low inflation and the U.S. Government budget surplus.


                                                         For More Information 15

                                                           Financial Information

FINANCIAL HIGHLIGHTS
     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1999, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


====================================================================================================================================
                                                     Class A Shares                                 Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                 Year Ended December 31,                        Year Ended
December 31,
Per Share Operating Performance:      1999     1998      1997     1996      1995          1999     1998
1997      1996(d)

Net asset value, beginning of year    $9.45    $9.76    $9.41     $9.29    $8.71         $9.44     $9.75
$9.41    $9.13
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                  .75(b)   .76(b)   .75(b)    .81      .85           .69(b)    .69(b)
 .68(b)   .34
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
   gain (loss) on investments and
   foreign currency transactions       (.40)    (.31)     .40       .17      .606         (.39)     (.31)
 .38      .26
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        .35      .45     1.15       .98     1.456          .30       .38
1.06      .60
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income  (.75)    (.76)    (.80)     (.86)    (.876)        (.69)     (.69)
(.72)    (.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year          $9.05    $9.45    $9.76     $9.41    $9.29         $9.05     $9.44
$9.75    $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                        3.91%    4.76%   12.70%    11.16%   17.50%         3.29%     3.98%
11.85%    6.57%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                            .92%     .88%     .89%      .89%     .82%         1.60%     1.60%
1.63%     .70%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                 8.17%    7.85%    7.89%     8.77%    9.41%         7.49%     7.13%
7.06%    3.37%(c)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Class C Shares                                Class P
Shares
                                                       Year Ended December 31,                       Year Ended
December 31,
Per Share Operating Performance:              1999        1998        1997      1996(d)
1999           1998(d)

Net asset value, beginning of year            $9.44      $9.77       $9.41      $9.05
$9.45           $9.54
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income                          .69(b)     .69(b)      .69(b)     .35
 .73(b)          .25(b)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions                (.40)      (.31)        .39        .33
(.39)           (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                .29        .38        1.08        .68
 .34             .16
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income          (.69)      (.69)       (.72)      (.32)
(.74)           (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $9.06      $9.46       $9.77      $9.41
$9.05           $9.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                3.17%      3.98%      11.97%      7.86%(c)
3.86%           1.73%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)                                   1.60%      1.60%       1.58%       .75%(c)
1.05%            .38%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment Income                         7.49%      7.13%       7.16%      3.72%(c)
8.10%           2.90%(c)


------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------


Supplemental Data For All Classes:       1999              1998                1997
1996              1995

Net assets, end of year (000)         $3,777,623        $3,540,124          $2,866,184
$2,129,421        $1,339,508
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 67.93%            86.48%              89.14%
106.79%           134.90%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)  Calculated using average shares outstanding during the period.

(c)  Not annualized.

(d) Commencement of operations for class shares: B - August 1, 1996, C - July 15, 1996 and P - August 21, 1998.

(e) The ratios for 1998 and 1999 include expenses paid through an expense offset arrangement.


16 Financial Information

LINE GRAPH COMPARISON
     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Lehman Aggregate Bond Index, Salomon Index, High-Yield Index, and Value Line Index, assuming reinvestment of all dividends and distributions. Although the Fund's portfolio blend has changed through the years, historically it was composed primarily of three categories of securities: (1) high-yield corporate debt (including straight preferred stocks); (2) equity-related securities; and (3) high-grade debt. Because no single index existed that combined these categories in a manner similar to the Fund, we compared the Fund's performance to that of three indices which included elements of the categories: High Yield Index; Value Line Index; and Salomon Index. The Fund now intends to replace the Value Line Index and the Salomon Index with the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is not only a broader based securities market index but is also more commonly used in fund performance comparisons and more accessible to shareholders.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
               NAV       MAX       High Yield     Value Line     Salomon
12-31-89       10,000    9,525     10,000         10,000         10,000
12-31-90       9,243     8,805     9,362          8,686          10,909
12-31-91       12,787    12,180    13,458         11,228         12,651
12-31-92       14,832    14,128    15,702         13,618         13,611
12-31-93       17,201    16,385    18,671         16,532         14,957
12-31-94       16,536    15,751    18,492         15,884         14,531
12-31-95       19,430    18,508    21,710         20,185         17,226
12-31-96       21,598    20,572    24,404         23,463         17,850
13-31-97       24,339    23,184    27,481         27,700         19,571
12-31-98       25,499    24,288    27,638         26,230         21,277
12-31-99       26,494    25,236    28,545         31,345         21,099
================================================================================
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending December 31, 1999

                       1 Year           5 Years        10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)            -1.00%             8.83%               9.70%
--------------------------------------------------------------------------------
Class B(4)            -1.51%               -                 6.76%
--------------------------------------------------------------------------------
Class C(5)             2.21%               -                 7.76%
--------------------------------------------------------------------------------
Class P(6)             3.86%               -                 4.12%
--------------------------------------------------------------------------------


(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged Lehman Aggregate Bond Index (source: Lipper, Inc.), Salomon Index (source: Chase Global Data Service), High-Yield Index (source: Callan Associates), and Value Line Index (source: Morgan Stanley) does not reflect any fees or expenses.
(3) Represents total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1999 using the SEC-required uniform method to compute such return.
(4) The Class B shares commenced operations on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for one year) and 3% (for the life of the class).
(5) The Class C shares commenced operations on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for one year) and 0% (for the life of the class).
(6) The Class P shares were first offered on 8/21/98. Performance is at net asset value.


                                                        Financial Information 17

Compensation for your dealer

====================================================================================================================================
                                              First Year Compensation

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total
compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                       4.75%                   4.00%                 0.25%
4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                      3.95%                   3.25%                 0.25%
3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%
2.74%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                      1.95%                   1.75%                 0.25%
2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible  employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%
1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%
0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%
0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%
0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%
4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Annual Compensation After first Year

Class A investments                                                    Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.65%                 0.25%
0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for Class A and P shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on Class B and C shares is paid at the time of sale.

(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears. In the case of C shares for fixed-income portfolios, such as the Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such Fund's shares.


18 Financial Information

     More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Fund, lists portfolio holdings and contains a letter from the
     Fund's  manager   discussing   recent  market  conditions  and  the  Fund's
     investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies.  A current SAI is on
     file  with  the   Securities  and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Bond-Debenture Fund, Inc.
     90 Hudson Street
     Jersey City, NJ 07302-3973
     --------------------------
     SEC file number: 811-2145


To obtain information:

By telephone.  Call the Fund at:
800-426-1130

By mail.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com
Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LABDF-1-500
(5/00)

LORD ABBETT


Statement of Additional Information                                 May 1, 2000


                                   Lord Abbett
                                 Bond-Debenture
                                   Fund, Inc.
--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 2000.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available, withoutcharge, upon request by calling that number. In addition, you can make inquiries through your dealer.



                TABLE OF CONTENTS                                  Page

        1.       Investment Policies                                  2
        2.       Directors and Officers                               4
        3.       Investment Advisory and Other Services               7
        4.       Portfolio Transactions                               8
        5.       Purchases, Redemptions and
                 Shareholder Services                                 9
        6.       Performance                                         17
        7.       Taxes                                               18
        8.       Information About the Fund                          19
        9.       Financial Statements                                20
        10.      Appendix                                            20

                                       1.
                               Investment Policies



The Lord Abbett  Bond-Debenture  Fund,  Inc. (the  "Company" or the "Fund") is a
diversified   open-end  investment   management  company  registered  under  the
Investment Company Act of 1940, as amended (the "Act").


Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:


(1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
              (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;


(2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.


Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time;

(10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or

(11) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate. For the year ended December 31, 1999, our portfolio turnover was 67.93% versus 86.48% for the prior year.




                                       2.
                             Directors and Officers


The Board of Directors of the Fund is responsible for the management of the business and affairs of the Fund.

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer ,director or trustee of the thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 55, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.


The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.


E. Thayer Bigelow, Director
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network. (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office. Age 58.


William H. T. Bush, Director
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri.


Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.


Robert B. Calhoun, Jr., Director
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York


Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.


Stewart S. Dixon, Director
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.


John C. Jansing, Director
162 S. Beach Road
Hobe Sound, Florida


Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Director
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Manging Director of The Directorship, Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.


Hansel B. Millican, Jr., Director
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York


President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.


Thomas J. Neff, Director
Spencer Stuart
277 Park Avenue
New York, New York


Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.

                   For the Fiscal Year Ended December 31, 1999
                   -------------------------------------------

         (1)                              (2)                 (3)                       (4)

                                                          Pension or                 For Year Ended
                                                          Retirement Benefits        December 31, 1999
                                                          Accrued by the             Total Compensation
                                      Aggregate           Fund and                   Paid by the Fund and
                                      Compensation        Thirteen Other Lord        Thirteen Other Lord
                                      Accrued by          Abbett-sponsored           Abbett-sponsored
Name of Director                      the Fund(1)         Funds(2)                   Funds3
--------------------------           -----------         --------------------        ---------------------
E. Thayer Bigelow                       $9,758               $17,622                    $57,720
William H. T. Bush*                     $4,675               $15,846                    $58,000
Robert B. Calhoun Jr.**                 $5,695               $12,276                    $57,000
Stewart S. Dixon                        $9,605               $32,420                    $58,500
John C. Jansing                         $9,435               $41,1084                   $57,250
C. Alan MacDonald                       $9,350               $26,763                    $57,500
Hansel B. Millican, Jr.                 $9,435               $37,822                    $57,500
Thomas J. Neff                          $9,605               $20,313                    $59,660

*Elected August 13, 1998.
**Elected June 17, 1998.



1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred under a plan ("equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by the Fund in accordance with the equity-based plan as of December 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $52,221; Mr. Bush, $3,066, Mr. Calhoun, $18,862, Mr. Dixon, $68,618, Mr. Jansing, $114,482, Mr. MacDonald, $71,365, Mr. Millican, $156,454 and Mr. Neff, $138,617. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1999, each would own, the following: Mr. Bigelow,
   $         , Mr. Bush, $        , Mr. Calhoun, $        ; Mr. Dixon, $       ;
   Mr. Jansing, $         ; Mr. MacDonald, $         ; Mr. Millican, $         ;
   and Mr. Neff, $            .

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees' have chosen to defer but does not include amounts accrued under the equity based plan and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such an election. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Brown, Carper, Hilstad, Morris, Towle and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:


Christopher Towle, age 42


Vice Presidents:


Thomas J. Baade, age 35 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors)

Zane E. Brown, age 48

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48

Michael S. Goldstein, age 31 (with Lord Abbett since 1997 - formerly involved in Fixed Income trading and analysis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank)

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 55

A. Edward Oberhaus III, age 40

Tracie E. Richter,  age 31 (with Lord Abbett since 1999, formerly Vice President
- head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto tax associate of Goldman Sachs).

Richard S. Szaro, age 57


Treasurer:


Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

As of April 15, 2000, the Fund's officers and directors, as a group, owned less than 1% of the Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares.




                                       3.
                     Investment Advisory and Other Services


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The following general partners of Lord Abbett are officers and/or directors of the Fund: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris, and Christopher Towle.

The other general partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington and John J. Walsh. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, the Fund is obligated to pay Lord Abbett a monthly fee, based on its average daily net assets for each month, at the annual rate of .50 of 1% of the first $500 million of average daily net assets and .45% of 1% of assets over $500 million. This fee is allocated among the classes based on the proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1999, 1998 and 1997, the management fees paid to Lord Abbett amounted to $17,075,989, $14,835,355, and $11,621,344, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Funds.


The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in our Annual Report to Shareholders.


United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Fund.




                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers. No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. When, in the opinion of the investment adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of a Fund or who have provided investment research, statistical, or other related services to the investment adviser.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

During the fiscal years ending  December 31, 1999,  1998 and 1997, the Fund paid
total  commissions  to  independent   broker-dealers  of  $57,555,  $        and
$         , respectively.



                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

For each class of shares the net asset value will be determined by taking the net asset value and dividing by the shares outstanding.

The maximum offering price of Class A shares on December 31, 1999 was computed as follows:

                                                      Class A
                                                      -------
Net asset value per share (net assets divided
by shares outstanding)                                 $9.05

Maximum offering price per share (net asset
value divided by .9525)                                $9.50


The Fund has entered into a distribution agreement with Lord Abbett Distributor under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell the shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For  the  last  three  fiscal  years  Lord  Abbett,   as  the  Fund's  principal
underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

Year Ended December 31,
                                     1999             1998            1997
                                     ----             ----            ----
Gross sales charge                $13,010,094     $17,440,941     $12,867,756
Amount allowed to dealers         $11,144,269     $14,988,816     $11,119,368
                                  -----------     -----------     -----------

Net commissions
received by Lord Abbett           $  1,865,825    $ 2,452,125     $ 1,748,388
                                  ============    ===========     ===========


Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors five different classes of shares. This Prospectus offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap fee program. If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.
Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.


Rule 12b-1 Plans

Class A, B, C and P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund Classes: the "A Plan", the "B Plan" , "C Plan" and "P Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and these Classes's shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $ 7,628,106 under the A Plan, $ 7,803,829 under the B Plan, $5,534,946 under the C Plan and $443 under the P Plan. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.


Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent  Deferred Sales Charges. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

Class P Shares. If you buy Class P shares, you pay no sales chare at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 Plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors.

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds") have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which are not available to new investors of the type requesting the exchange.


Letter of Intention. Under the terms of the Letter of Intention, as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.


Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation described above, the following table indicates the average annual compounded rates of total return for each class of shares of the Fund, for the one year, five years, ten years, or since inception where applicable. Past performance is not indicative of future results.


                                                                                Since
                           1Year            5 Year            10Year            Inception
                           -----            ------            ------            ---------
Bond-Debenture Fund
Class A shares             -1.00%           8.83%             9.70%             -
Class B shares             -1.51%           -                 -                 6.76%
Class C shares              2.21%           -                 -                 7.76%
Class P shares              3.86%           -                 -                 4.12%


Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the
Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.


For the 30-day period ended December 31, 1999, the yield for the Class A, B and C shares of the Fund were: 7.32%, 7.03% and 7.03%, respectively.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes


The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions out of short-term capital gains are taxable to shareholders as ordinary income from dividends, whether received in cash or reinvested in additional shares of the Fund. Distributions paid by the Fund of its net realized long-term capital gains are taxable to shareholders as capital gain, also whether received in cash or reinvested in shares. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction for dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the passive foreign investment company, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to the investment would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes




                                       8.
                           Information About the Fund


Lord Abbett Bond-Debenture Fund, Inc. was organized in 1970 and was incorporated under Maryland law on January 23, 1976. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares. This statement of additional information offers four of those classes (A, B, C and P), $0.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Act , requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.



                                       9.
                              Financial Statements


The financial statements for the fiscal year ended December 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.




                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Lord Abbett Bond-Debenture Fund
Lord Abbett Developing Growth Fund
Lord Abbett Mid-Cap Value Fund

                                                                  Class Y Shares
                                                                      Prospectus
                                                                     May 1, 2000

[logo]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Only Class Y shares of certain funds are offered to the general public and available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                              The Funds

Information about goal, principal              Bond-Debenture Fund            2
strategy, main risks, performance and          Developing Growth Fund         5
fees and expenses                              Mid-Cap Value Fund


                              Your Investment

Information for managing                       Purchases                      11
your fund account                              Redemptions                    12
                                               Distributions and Taxes        12
                                               Services For Fund Investors    13
                                               Management                     13


                              For More Information

How to learn more                              Other Investment Techniques    15
about the Funds                                Glossary of Shaded Terms       16
                                               Recent Performance             16



                              Financial Information

Financial highlights and                       Bond-Debenture Fund            19
line graph comparison                          Developing Growth Fund         21
of each Fund                                   Mid-Cap Value Fund             23


How to learn more about the                    Back Cover
Funds and other Lord Abbett Funds

                                                             Bond-Debenture Fund

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.


PRINCIPAL STRATEGY

     To pursue its goal, the Fund normally invests in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the Fund's assets must be invested in any combination of investment debt securities, U.S. Government securities and cash equivalents.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Through port-folio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce the risks. We seek unusual values, using fundamental, bottom-up research to identify undervalued securities. In recent years, the Fund has found good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and has invested more than half its assets in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns.


     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in cash and short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.



MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.


     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. This may result in losses to the Fund. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


We or the Fund refers to Lord Abbett Bond-Debenture Fund, Inc.

About The Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Funds

                                                             Bond-Debenture Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------
1999 - 4.3%
[GRAPHIC OMITTED]
Worst Quarter   3rd Q `98  -4.9%
Best Quarter   4th Q `98    4.9%

--------------------------------------------------------------------------------
     The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index and three more narrowly based indices. Although the Fund's portfolio blend has changed through the years, historically it was composed primarily of three categories of securities: (1) high-yield corporate debt (including straight preferred stocks); (2) equity-related securities; and (3) high-grade debt. Because no single index existed that combined these categories  in a  manner  similar  to the  Fund,  we  compared  the  Fund's performance to that of three indices which included elements of the categories: First Boston High Yield Index ("High Yield Index"); Value Line Convertible Index ("Value Line Index"); and Salomon Brothers Broad Investment Bond Index ("Salomon Index"). The Fund now intends to replace the Value Line Index and the Salomon Index with the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is not only a broader based securities market index but is also more commonly used in fund performance comparisons and more accessible to shareholders.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------
Share Class                                     1 Year        Since Inception(1)

Class Y shares                                   4.27%                  2.72%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)                   -.82%                  3.47%(3)
--------------------------------------------------------------------------------
Salomon Index(2)                                 -.84%                  3.46%(3)
--------------------------------------------------------------------------------
High Yield Index(2)                              3.28%                   .48%(3)
--------------------------------------------------------------------------------
Value Line Index(2)                             19.50%                  4.31%(3)
--------------------------------------------------------------------------------

(1)  The date of inception for Class Y shares is 3/27/98.

(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) This represents total return for the period 3/31/98 - 12/31/99, to correspond with Class Y inception date.


                                                                     The Funds 3

                                                             Bond-Debenture Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets) Management Fees (See "Management") 0.46%

--------------------------------------------------------------------------------
Other Expenses                                                    0.14%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.60%

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                1 Year       3 Years         5 Years         10 Years

Class Y shares               $61         $192            $336              $750
--------------------------------------------------------------------------------

Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Funds

                                                          Developing Growth Fund

GOAL

     The Fund's investment objective is long-term growth and capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential, particularly smaller companies considered to be in the developing growth phase. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its total assets in securities of small companies.


     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. This we define as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.


     While typically fully invested, we may take a temporary defensive position by investing some of the Fund's assets in cash and short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.


     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Although growth companies may grow faster than other companies, they may have greater volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.


     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in the prices of small company stocks, subjecting them to greater price fluctuations than larger company stocks.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Lord Abbett Developing Growth Fund, Inc.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used bythe Fund and their risks.


                                                                     The Funds 5

                                                          Developing Growth Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

1998 - 8.6%
1999 - 38.9%

[GRAPHIC OMITTED]
Best Quarter   1st Q `98  28.4%               Worst Quarter   3rd Q `98   -22.0%

--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------
Share Class                                    1 Year         Since Inception(1)
--------------------------------------------------------------------------------
Class Y shares                                 38.85%              23.78%
--------------------------------------------------------------------------------
Russell 2000 Index(2)                          21.26%               8.70%

(1)  The date of inception for Class Y shares is 12/30/97.

(2) Performance for the unmanaged index does not any reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


6 The Funds

                                                          Developing Growth Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
                                                                  Class Y

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.53%
--------------------------------------------------------------------------------
Other Expenses                                                    0.26%
--------------------------------------------------------------------------------
Total Operating Expenses                                          0.79%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                1 Year         3 Years        5 Years        10 Years
Class Y shares               $81           $252           $439            $978
--------------------------------------------------------------------------------

Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


The Funds 7

                                                              Mid-Cap Value Fund

GOAL

     The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL STRATEGY

     Normally, at least 65% of the Fund's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion. Generally, the Fund, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:


     o    changes in economic and financial environment

     o    new or improved products or services

     o    new or rapidly expanding markets

     o    changes in management or structure of the company

     o    price increases for the company's products or services

     o improved efficiencies resulting from new technologies or changes in distribution

     o changes in government regulations, political climate or competitive conditions


     While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from realizing its investment objective.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Our portfolio may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Lord Abbett Mid-Cap Value Fund, Inc.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

Value stocks are stocks of com-panies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than value stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


8 The Funds

                                                              Mid-Cap Value Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year.

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------
1989 - 20.1%
1990 - -4.6%
1991 - 27.4%
1992 - 13.5%
1993 - 14.0%
1994 - -3.3%
1995 - 26.1%
1996 - 21.2%
1997 - 31.5%
1998 - -0.5%
1999 -  4.2%
[GRAPHIC OMITTED]
Best Quarter   2nd Q `99  17.6%               Worst Quarter   3rd Q `98   -17.3%

--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A shares compared to those of two broad-based securities market indices.


------------------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
------------------------------------------------------------------------------------------
Share Class                               1 Year    5 Years  10 Years   Since Inception(1)

Class A shares                           -1.70%     14.48%    11.56%           -
------------------------------------------------------------------------------------------
Russell Mid-Cap Index ("RMC Index")(2)   18.23%     21.86%    15.92%(3)        -
S&P Mid-Cap Barra Value Index(2)          2.32%     18.16%     -(4)            -
------------------------------------------------------------------------------------------


(1) Because Class Y shares are new, the bar chart and table show returns for Class A shares. Returns for Class Y shares will be somewhat higher because Class Y shares have lower expenses. The date of inception for Class Y shares is 5/3/99.


(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of indices is not necessarily representative of the Fund's performance.


(3) This represents total return for the period 12/31/89 - 12/31/99, to correspond with Class A inception date.


(4) Performance for the S&P Mid-Cap Barra Value Index for the ten-year period is not available.


The Funds 9

                                                              Mid-Cap Value Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management") 0.70%
--------------------------------------------------------------------------------

Other Expenses                                                    0.32%
--------------------------------------------------------------------------------
Total Operating Expenses                                          1.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class                 1 Year         3 Years          5 Years     10 Years

Class Y shares                $104          $325             $563        $1,248

--------------------------------------------------------------------------------

Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                              Your Investment 11

Your Investment

PURCHASES

     Class Y shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in a proper form. No sales charges apply.


     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     Who May Invest? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for Mutual Fund Fee Based Program, which has no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     Buying Shares Through Your Dealer. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number

NAV per share for each Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.


                                                              Your Investment 11
     and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number:
     9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.



REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Funds at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES

     The Funds normally pay dividends from their net investment income as follows: monthly, for Bond-Debenture Fund; and annually, for Developing Growth Fund, and Mid-Cap Value Fund. Each Fund distributes net capital gains (if any) as "capital gains distributions" at least annually. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Funds, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an Eligible Guarantor.


12 Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


     Lord Abbett is entitled to a management fee at the annual rate of each Fund's average daily net assets shown below. The fees are calculated and payable monthly.


     Bond-Debenture Fund

          .50 of 1% on the first $500 million of average daily net assets, .45 of 1% on assets over $500 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended December 31, 1999, was at an annual rate of .46 of 1% of the Fund's average daily net assets.


     Developing Growth Fund

          .75 of 1% on the first $100 million of average daily net assets, .50 of 1% on assets over $100 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended January 31, 2000, was at an annual rate of .53 of 1% of the Fund's average daily net assets.


     Mid-Cap Value Fund

          .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, .50 of 1% on assets over $500 million.


     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended December 31, 1999, was at an annual rate of .70 of 1% of the Fund's average daily net assets.

     Each Fund pays all expenses not expressly assumed by Lord Abbett.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                              Your Investment 13

     Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

     Bond-Debenture Fund. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.

     Developing Growth Fund. Stephen J. McGruder, Partner of Lord Abbett, heads the team, the other senior members of which include Lesley-Jane Dixon and Rayna Lesser. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995, Ms. Lesser has been with Lord Abbett since 1996 and Ms. Hughes since 1998. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra Investment Advisory Group. Ms. Dixon was an equity analyst with Wafra Investment Advisory Group before joining Lord Abbett. Ms. Lesser joined Lord Abbett directly from Barnard College.

     Mid-Cap Value Fund. Edward K. von der Linde, Investment Manager, heads the team, the other senior members are Eileen Banko, Howard Hansen, and David Builder. Both Mr. von der Linde and Ms. Banko have been with Lord Abbett for more than five years. Mr. Hansen joined Lord Abbett in 1995; prior to that he was an analyst at Alfred Berg Inc. from 1990 - 1995. Mr. Builder joined Lord Abbett in 1998; prior to that he was an analyst at Bear Stearns from 1996 - 1998 and at Weiss, Peck & Greer from 1994 - 1995.


14 Your Investment

                                                            For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds, and their risks.

     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. Each fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Convertible Securities. The Bond-Debenture Fund may invest in convertible bonds and convertible stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


     Foreign Securities. The Bond-Debenture Fund may invest up to 20% of its net assets in foreign securities. Developing Growth Fund and Mid-Cap Value Fund may each invest up to 10% of their assets in foreign securities. Foreign securities are securities primarily traded in countries outside the United States. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. A Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.


     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.


     Short-Term Fixed-Income Securities. Each is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: oblig-ations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


                                                         For More Information 15

GLOSSARY OF SHADED TERMS

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     Eurodollar. Eurodollars are U.S. currency held in banks outside the United States, mainly in Europe, and commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE

     The following is a discussion of recent performance for the twelve-month period ending December 31, 1999.


     Bond-Debenture Fund. The fourth quarter of 1999 was difficult for bond investors. The U.S. Federal Reserve Board (the "Fed") raised short-term interest rates for the third consecutive time, reversing the three rate reductions that occurred in 1998. As the economy continued to exhibit signs of strong growth and record levels of employment, investors remained fearful that inflationary pressures could develop as a result of the continued expansion of the U.S. economy. While credit spreads -- the difference in yield between bonds of the same maturity but different quality -- did tighten some (contracted), they continued to remain wide during the quarter.


     We spent the fourth quarter trying to avoid the risk of rising interest rates by keeping our exposure to Treasurys to a minimum and slightly increasing our allocation to convertible bonds -- securities that can be exchanged for stock of the issuing corporation at specified prices. Since we anticipate that the recovery in the global economy will continue, we invested in some multinational technology manufacturing and semiconductor companies that we believe offered of good value.


     Despite challenging market conditions and a significant rise in interest rates during the past 15 months, high-yield bonds were among the best performers in the U.S. bond market. We maintained an allocation of over 63% of the Fund to high-yield bonds as


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


16 For More Information
     they continued to offer a tremendous yield advantage over Treasurys. We also found good value in the bonds of technology, telecommunications, media, and cable companies. Conversely, we were disappointed by the bonds of small companies, which struggled with less access to capital and increasing default rates. Investors seemed to prefer the more liquid bonds of larger companies.


     Our holdings in convertible securities also helped the portfolio's performance. On the heels of strong corporate earnings, persistent U.S. economic growth and recent stock market advances, we took profits on some of the portfolio's convertible securities that had increased significantly in price. We maintained moderate exposure to mortgage-backed securities, investing mainly in new, higher-coupon FNMA bonds that were acquired below par (face value).


     We will continue to closely monitor the Fed for further rate increases. We feel that bonds represent an excellent value give today's level of inflation, and should continue to be attractive if inflation remains in the area of 2% to 3%. While we do not anticipate a meaningful decline in interest rates in the short term, we remain encouraged by economic indicators such as low inflation and the U.S. Government budget surplus.


     The following is a discussion of recent performance for the twelve-month period ending January 31, 2000.


     Developing Growth Fund. The Fund ended its fiscal year with solid performance, as the stocks of small growth-oriented companies rebounded from their difficulties in the early part of 1999. Throughout the period, our investment team remained true to its investment strategy, focusing on acquiring the stocks of well-run small companies with strong current earnings and future earnings growth potential. Due to capacity constraints, and in order to maintain the integrity of our investment philosophy, the Developing Growth Fund closed its doors to all new investors at the end of business on January 31, 2000. Current investors may continue to add to existing accounts.


     Our investments in technology-related companies significantly contributed to the Fund's strong performance during the year. In particular, the Fund was helped by our holdings in technology outsourcing companies - those that help corporate America implement and operate Internet businesses and wireless communication companies.


     Conversely, stocks of companies in the Fund whose earnings did not meet Wall Street expectations did not perform well. Many of these companies were impacted by business slowdowns as they were forced to focus on potential Y2K problems. Investors reacted in the extreme to any company that fell short of earnings expectations, causing its stock price to fall sharply.


     The strong performance of the stocks of small technology companies in recent months increased our technology weighting. While valuations for technology stocks have reached high levels in some cases, our research suggests that the demand for technology goods and services warrants continued exposure to the stocks of some new companies.


     We believe we are entering a favorable environment for small growth companies, as the economy continues to exhibit signs of steady growth and low inflation. Our research indicates that substantial value exists in many of these smaller companies, as they currently offer greater growth potential and better value than the average large company growth stock.


                                                         For More Information 17

     The following is a discussion of recent performance for the twelve-month period ending December 31, 1999.


     Mid-Cap Value Fund. The 1999 year started with several months of volatile stock market performance, which was most likely caused by the after-effects of 1998's collapse of the Long Term Capital hedge fund and South American financial panics. The stocks of technology and telecommunications companies dominated the indicies during the first quarter of 1999. A shift occurred in the second quarter when, in what we see as a harbinger of things to come, value stocks outperformed growth stocks. The third quarter of 1999 was fairly uneventful until near its end, when the stocks of technology, telecommunications and biotech companies began a new run that extended through the end of the year. During the fourth quarter of 1999, the gains made through value investing faded as momentum investing once again took hold.


     Despite the success of momentum investing, we stayed with out discipline of investing in seasoned, mid-sized U.S. and multinational companies in sound financial condition. The Fund's performance was driven primarily by our investments in the stocks of energy companies and select technology companies. At the end of 1998 and the beginning of 1999, the stocks of many energy companies (oil and gas, refining) were selling at attractive discounts. We took advantage of the "fire sale" prices and built a substantial position in the energy sector. These investments saw sizeable returns as oil prices rose from around $10 a barrel at the beginning of the year up to the $20 a barrel range as 1999 ended. We also continued to reduce our exposure to the stocks of financial companies during the first half of 1999, largely avoiding the weak performance of this group caused by rising interest rates in the second half of the year.

                                                             Bond-Debenture Fund

Financial Information

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1999, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
December 31,
Per Share Operating Performance:
1999                     1998(a)

Net asset value, beginning of year
$9.44                    $9.98
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income(c)
 .78                      .59
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments
------------------------------------------------------------------------------------------------------------------------------------
   and foreign currency transactions
(.40)                    (.54)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations
 .38                      .05
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
------------------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income
(.78)                    (.59)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
$9.04                    $9.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)
4.27%                    0.55%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses(e)
 .60%                     .46%(d)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income
8.52%                    6.24%(d)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
December 31,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:
1999                     1998
Net Assets, end of year (000)
$3,777,623               $3,540,124
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
67.93%                   86.48%
------------------------------------------------------------------------------------------------------------------------------------


(a)  Commencement of offering Class Y shares - 3/27/98.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Calculated using average shares outstanding during the period.
(d)  Not annualized.
(e) The ratios for 1998 and 1999 include expenses paid through an expense offset arrangement.


                                                        Financial Information 19

                                                             Bond-Debenture Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Lehman Aggregate Bond Index, Salomon Index, High-Yield Index, and Value Line Index, assuming reinvestment of all dividends and distributions. Although the Fund's portfolio blend has changed through the years, historically it was composed primarily of three categories of securities: (1) high-yield corporate debt (including straight preferred stocks); (2) equity-related securities; and (3) high-grade debt. Because no single index existed that combined these categories in a manner similar to the Fund, we compared the Fund's performance to that of three indices which included elements of the categories: High Yield Index; Value Line Index; and Salomon Index. The Fund now intends to replace the Value Line Index and the Salomon Index with the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is not only a broader based securities market index but is also more commonly used in fund performance comparisons and more accessible to shareholders.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1999

                      1 Year            5 Years         10 Years (or Life)
--------------------------------------------------------------------------------
Class A(2)            -1.00%             8.83%               9.70%
--------------------------------------------------------------------------------
Class Y(3)             4.27%               -                 2.72%
--------------------------------------------------------------------------------

(1) Performance for the unmanaged Lehman Aggregate Bond Index (source: Lipper, Inc.), Salomon Index (source: Chase Global Data Service), High-Yield Index (source: Callan Associates), and Value Line Index (source: Morgan Stanley) does not reflect any fees or expenses. Performance of the indices is not necessarily representative of the Fund's performance.

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1999 using the SEC-required uniform method to compute such return.

(3) The Class Y shares were first offered on 3/27/98. Performance is at net asset value.


20 Financial Information

                                                          Developing Growth Fund

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended January 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 2000, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Class Y Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended January 31,
Per Share Operating Performance:                                             2000
1999               1998(d)

Net asset value, beginning of year                                          $16.30
$14.27              $14.12
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss(a)                                                       (.05)
(.03)             --(e)
------------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
  gain on investments                                                         4.14
2.11                 .15
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              4.09
2.08                 .15
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                          (.69)
(.05)                --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $19.70
$16.30              $14.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                              25.88%
14.59%               1.06%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                                      .81%(f)
 .72%(f)             .06%(c)
------------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                          (.26)%
(.22)%              (.02)%(c)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended January 31,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:                                           2000
1999                1998
Net Assets, end of year (000)                                             $2,912,681
$1,344,203           $553,086
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     50.13%
30.89%              33.60%


(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Commencement of offering Class Y shares - 12/30/97.
(e)  Amount less than $.01.
(f) The ratios for 1999 and 2000 include expenses paid through an expense offset arrangement.


                                                        Financial Information 21

                                                          Developing Growth Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
                    NAV            Russell 2000

1-31-91             11,466         9,621
1-31-92             16,226         13,929
1-31-93             15,852         15,774
1-31-94             18,454         18,706
1-31-95             17,947         17,582
1-31-96             26,961         22,847
1-31-97             34,603         27,177
1-31-98             43,043         32,088
1-31-99             49,170         32,194
1-31-00             61,623         37,905
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending January 31, 2000
                       1 Year           5 Years        10 Years (or Life)
--------------------------------------------------------------------------------
Class A(2)            18.10%            26.48%              19.24%
--------------------------------------------------------------------------------
Class Y(3)            25.88%               -                19.77%
--------------------------------------------------------------------------------

(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the period shown ending January 31, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 10/10/73.

(3) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.


22 Financial Information

                                                              Mid-Cap Value Fund

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended December 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

--------------------------------------------------------------------------------
                                                             Class Y Shares

--------------------------------------------------------------------------------
                                                         Year Ended December 31,
Per Share Operating Performance:                                 1999(b)
Net asset value, beginning of year                               $13.06
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
 Net investment income(c)                                           .05
--------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                    .14
--------------------------------------------------------------------------------
Total from investment operations                                    .19
--------------------------------------------------------------------------------
Dividends and Distributions
--------------------------------------------------------------------------------
 Dividends from net investment income                               --
--------------------------------------------------------------------------------
Net asset value, end of period                                   $13.25
--------------------------------------------------------------------------------
Total Return(a)(d)                                                 1.45%(c)
--------------------------------------------------------------------------------
Ratios to Average Net Assets:(d)
--------------------------------------------------------------------------------
 Expenses                                                           .69%(c)
--------------------------------------------------------------------------------
 Net investment income                                              .41%(c)
--------------------------------------------------------------------------------
                                                         Year Ended December 31,
--------------------------------------------------------------------------------
Supplemental Data For All Classes:                                1999

Net Assets, end of year (000)                                   $394,106
--------------------------------------------------------------------------------
Portfolio turnover rate                                           64.76%
--------------------------------------------------------------------------------

(a)  Total return assumes the reinvestment of all distributions.
(b)  Commencement of offering Class Y shares - 5/3/99.
(c)  Calculated using average shares outstanding during the year.
(d)  Not annualized.
(e) The ratios 1999 include expenses paid through an expense offset arrangement.


                                                        Financial Information 23

                                                              Mid-Cap Value Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the RMC Index assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
12/31/89  10,000    9,422     10,000
12/31/90  9,536     8,985     8,850
12/31/91  12,145    11,443    12,524
12/31/92  13,780    12,983    14,570
12/31/93  15,702    14,794    16,654
12/31/94  15,191    14,312    16,305
12/31/95  19,152    18,045    21,923
12/31/96  23,218    21,876    26,088
12/31/97  30,540    28,774    33,656
12/31/98  30,403    28,645    37,052
12/31/99  31,691    29,858    43,807
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending December 31, 1999

                  1 Year               5 Years                 10 Years
--------------------------------------------------------------------------------
Class A(2)        -1.70%               14.48%                    11.56%
--------------------------------------------------------------------------------

(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(2) This shows total return which is the percent change in value, at net asset value, with all dividends and distributions reinvested for the periods shown ending December 31, 1999 using the SEC-required uniform method to compute total return. Because Class Y shares are new, the line graph comparison and the total returns shown are for Class A shares at net asset value. Returns for Class Y shares will be somewhat higher because Y shares have lower expenses. The Class A share inception date is 6/28/83.


24 Financial Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes each Fund, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies.  A current SAI is
     on  file  with  the  Securities  and  Exchange  Commission   ("SEC")and  is
     incorporated by reference (is legally considered part of this prospectus).

     Lord Abbett Bond-Debenture Fund, Inc.
     Lord Abbett Developing Growth Fund, Inc.
     Lord Abbett Mid-Cap Value Fund, Inc.

     90 Hudson Street
     Jersey City, NJ 07302-3973
     ---------------------------
     SEC file numbers: 811-2145, 811-2871, 811-3691


To obtain information:

By telephone.  Call the Funds at: 800-426-1130

By mail.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LAPROSP-Y6-1-300

(3/00)

--------------------------------------------------------------------------------
LORD,  ABBETT & CO.
--------------------------------------------------------------------------------

Statement of Additional Information                                  May 1, 2000

                      Lord Abbett Bond-Debenture Fund, Inc.
                    Lord Abbett Developing Growth Fund, Inc.
                      Lord Abbett Mid-Cap Value Fund, Inc.

--------------------------------------------------------------------------------
This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund"), Lord Abbett Developing Growth Fund, Inc. ("Developing Growth Fund"), and Lord Abbett Mid-Cap Value Fund, Inc. ("Mid-Cap Value Fund"), individually ("we" or the "Fund"), collectively (the "Funds"), may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 2000.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. Each Fund's Annual Report to Shareholders is available, without charge, upon requests by calling that number. In addition, you can make inquiries through your dealer.



                  TABLE OF CONTENTS                                   Page

         1.       Investment Objective and Policies                    2

         2.       Directors and Officers                               5
         3.       Investment Advisory and Other Services               10
         4.       Portfolio Transactions                               11
         5.       Purchases, Redemptions and Shareholder Services      12
         6.       Performance                                          13
         7.       Taxes                                                13
         8.       Information About the Funds                          14
         9.       Financial Statements                                 14

                                       1.
                       Investment Objective and Policies

Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions, which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

(1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes,
     (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

(2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law;

(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)  issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

(4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);

(6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of each Fund's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer;

(7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as may be amended from time to time; or

(10) buy from or sell to any of a Fund's officers, directors, employees, or its investment adviser or any of a Fund's officers, directors, partners or employees, any securities other than shares of each Fund.

With respect to Developing Growth Fund, it did not invest in repurchase agreements or lend portfolio securities during the last fiscal year and has no present intent to do so.

Although they have no current intention to do so, the Funds may invest in financial futures and options on financial futures.

For the fiscal year ended January 31, 2000, the portfolio turnover rate for Developing Growth Fund was 50.13%, versus 30.89% for the prior fiscal year; for the fiscal year ended December 31, 1999, the portfolio turnover rate for Bond-Debenture Fund was 67.93%, versus 86.48% for the prior year; and for the fiscal year ended December 31, 1999, the portfolio turnover rate for Mid-Cap Value Fund was 64.76%, versus 46.58% for the prior year.

INVESTMENT TECHNIQUES

Stock Index Futures Contracts (Developing Growth Fund). The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

Segregated Accounts (Developing Growth Fund). To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, Developing Growth Fund will maintain in a segregated account at it custodian bank cash, U.S. Government and other permitted securities to cover its position.

                                       2.
                             Directors and Officers

The Board of Directors of each Fund is responsible for the management of the business and affairs of each Fund.


The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.


*Robert S. Dow, age 55, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.


The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director

245 Park Avenue, Suite 2414
New York, New York


Senior Adviser, Time Warner Inc.(since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush, Director
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder   and  Chairman  for  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Director
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Director
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Director
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Director

415 Round Hill Road
Greenwich, Connecticut


Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Director
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.

Thomas J. Neff, Director
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE) Age 62.

     For the Fiscal Year Ended January 31, 2000 (Developing Growth Fund) For the Fiscal Year Ended December 31, 1999 (Bond-Debenture Fund)
     For the Fiscal Year Ended December 31, 1999 (Mid-Cap Value Fund)

The following table sets forth the compensation accrued for each Fund's outside directors.


                           Aggregate
                           Compensation
                           Accrued by
Name of Directors          each Fund/1
-----------------          -----------
                           Developing           Bond-                   Mid-Cap
                           Growth               Debenture               Value
                           Fund                 Fund                    Fund
                           ----                 ----                    ----

E. Thayer Bigelow          $2,468              $ 9,758                $1,119
William H. T. Bush         $1,183              $ 4,675                $  536
Robert B. Calhoun, Jr.     $1,441              $ 5,695                $  653
Stewart S. Dixon           $2,430              $ 9,605                $1,102
John C. Jansing(4)         $2,387              $ 9,435                $1,082
C. Alan MacDonald          $2,365              $ 9,350                $1,073
Hansel B. Millican, Jr.    $2,387              $ 9,435                $1,082
Thomas J. Neff             $2,430              $ 9,605                $1,102


The following table sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees.

                           Pension or Retirement Benefits
                           Accrued by each Fund and Thirteen
                           Other Lord Abbett-sponsored
Name of Directors          Funds/2
-----------------          -------

E. Thayer Bigelow          $17,622
William H. T. Bush         $15,846
Robert B. Calhoun, Jr.     $12,276
Stewart S. Dixon           $32,420
John C. Jansing            $41,1084
C. Alan MacDonald          $26,763
Hansel B. Millican, Jr.    $37,822
Thomas J. Neff             $20,313


   The following table sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director/trustee or officer.



                                    For Year Ended December 31, 1999
                                    Total Compensation Paid by each Fund
                                    and Thirteen Other Lord Abbett-sponsored
Name of Directors                   Funds/3
-----------------                   -------


E. Thayer Bigelow                   $57,720
William H. T. Bush                  $58,000
Robert B. Calhoun                   $57,000
Stewart S. Dixon                    $58,500
John C. Jansing                     $57,250
C. Alan MacDonald                   $57,500
Hansel B. Millican, Jr.             $57,500
Thomas J. Neff                      $59,660


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred under a plan ("equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. The amounts of the aggregate compensation payable by each Fund in accordance with the equity-based plan as of its most recent fiscal year end deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows: The amounts of the aggregate compensation payable by the Developing Growth Fund as of January 31, 2000 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $ 67,603 and Mr. Neff, $ 68,005. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1999, each would own, the following: Mr. Bigelow, 260 shares; Mr. Dixon, 3,125 shares; Mr. Jansing, 22,764 shares; Mr. MacDonald, 1,550 shares; Mr. Millican, 4,737 shares; and Mr. Neff, 8,420 shares.

     The amounts of the aggregate compensation payable by the Bond-Debenture Fund as of December 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $ 31,694; Mr. Calhoun, $5,735; Mr. Dixon, $ 32,763; Mr. Jansing, $ 100,161; Mr. MacDonald, $ 41,389; Mr.
     Millican, $ 100,939 and Mr. Neff, $ 103,424. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, 3,353 shares; Mr. Calhoun, 607 shares; Mr. Dixon, 3,467 shares; Mr. Jansing, 10,599 shares; Mr. MacDonald, 4,379 shares; Mr. Millican, 10,681 shares; and Mr. Neff, 10,944 shares.


     The amounts of the aggregate compensation payable by Mid-Cap Value as of December 31, 1999 deemed invested in company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $4,687; Mr. Dixon, $26,673; Mr. Jansing, $61,420; Mr. MacDonald, $20,483; Mr. Millican, $63,087; and Mr. Neff, $63,325. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998 each would own, the following: Mr. Bigelow, 0 shares; Mr. Dixon, 31 shares; Mr. Jansing, 4,631 shares; Mr. MacDonald, 0 shares; Mr. Millican, 0 shares; and Mr. Neff, 915 shares.


2. This column indicates the amounts accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999.


3. This shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fee directors/trustees' have chosen to defer but does not include amounts accrued under the equity-based plan.


4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such an election. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Messrs. Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice Presidents:
Stephen  J. McGruder, age 55 (Developing Growth Fund)
Christopher Towle, age 42 (Bond-Debenture Fund)
Edward  K. von der Linde, age  39 (Mid-Cap Value Fund)


Vice Presidents:
Paul A. Hilstad, age 57, Vice President and Secretary (all Funds) (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)


Thomas J. Baade, age 35 (Bond-Debenture Fund) (with Lord Abbett since 1998 - formerly Vice President of Smith Barney from 1990 to 1998)


Zane Brown, age 48 (Bond-Debenture Fund)


Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48 (all Funds)


Michael S. Goldstein, age 31 (with Lord Abbett since 1997 - formerly involved in Fixed Income trading and analysis at BEA Associated and Portfolio Administrator for The Chase Manhattan Bank (Bond-Debenture Fund)


Howard Hansen, age 37 (Mid-Cap Value Fund)


Cinda C. Hughes, age 36 (Developing Growth) (with Lord Abbett since 1998 - formerly Director, Equity Research of Phoenix Duff & Phelps from 1996 to 1998; prior thereto Analyst, PaineWebber from 1993 to 1996)


Thomas W. In, age 31 (Developing Growth) (with Lord Abbett since 1997 - formerly Assistant Vice President of Deutsche Morgan Grenfell from 1994 to 1997)


Lawrence H. Kaplan, age 43 (all Funds) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997; prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)


Robert G. Morris, age 55 (Bond-Debenture Fund, Mid-Cap Value Fund)


A. Edward Oberhaus III, age 40 (all Funds)


Tracie E. Richter, 32 (with Lord Abbett since 1999, formerly Vice President head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President - of Bankers Trust from 1996 to 1998, prior thereto tax associate of Goldman Sachs).


Richard S. Szaro, age 55 (Bond-Debenture Fund)


John J. Walsh, age 63 (all Funds)

Treasurer:

Donna M. McManus, age 39 (all Funds) Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).


As of April 15, 2000, our officers and directors as a group owned less than 1% of each Fund's outstanding shares the record holders of 5% or more of each Fund's outstanding shares are as follows:

The Funds' By-Laws provide that a Fund shall not hold annual meetings of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of a Board of Directors or by stockholders holding at least one quarter of the stock of a Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of a Fund.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The general partners of Lord Abbett who are officers and/or directors of the Funds are as follows: Zane E. Brown; Daniel E. Carper; Robert
S. Dow; Paul A. Hilstad; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described under "Management" in the Prospectus.

Under the Management Agreement, Developing Growth Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among all class shares based on each class' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 2000, 1999 and 1998, the management fees paid to Lord Abbett amounted to $10,423,188, $4,444,605, and $2,325,894, respectively.

Under its Management Agreement, Bond-Debenture Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among all classes based on each class' proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1999, 1998 and 1997, the management fees paid to Lord Abbett by Bond-Debenture Fund amounted to, $17,075,989, $14,835,355 and $11,621,344, respectively.

Under its Management Agreement, Mid-Cap Value Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets at the annual rate of
 .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. For the fiscal years ended December 31, 1999, 1998 and 1997, the management fees paid to Lord Abbett by Mid-Cap Value Fund amounted to $2,792,854, $2,693,928 and $2,102,611.

We pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Lord Abbett Distributor LLC, A New York limited liability company ("Lord Abbett Distributor"), and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Funds.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Funds and must be approved at least annually by the Board of Directors to continue in such capacity. Deloitte & Touche LLP perform audit services for the Funds, including the examination of financial statements included in our Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Funds' custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Funds' directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, acts as the transfer agent and dividend disbursing agent for the Fund.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, and are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.


During the fiscal years ended January 31, 1999, 1998 and 1997, Developing Growth Fund paid total commissions to independent broker-dealers of $4,920,536, $1,930,696 and $1,696,590, respectively.


During  the  fiscal  years  ended   December  31,  1998,   1997  and  1996,  the
Bond-Debenture Fund paid total commissions to independent broker-dealers of $19,393,923, $14,773,720 and $8,760,174, respectively.


During the fiscal years ending December 31, 1998, 1997 and 1996, the Mid-Cap Value Fund paid total commissions to independent broker-dealers of $1,258,888, $992,190 and $554,002, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Funds value their portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of a Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares (net assets divided by shares outstanding). Our Class Y shares will be offered at net asset value.

The Funds have entered into distribution agreements with Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any other eligible Lord Abbett-sponsored fund currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Inc., Lord Abbett Research Fund, Inc. - Small-Cap Research Fund and Growth Opportunities Fund, Lord Abbett Securities Trust - International
Fund, and Lord Abbett Investment Trust - High Yield Fund, Core Fund and Strategic Core Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Boards of Directors for the Funds may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes applicable sales charge deduction from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the total return computation for the period.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, the Developing Growth Fund's annual total return for the year ended January 31, 1999 and the period of inception (December 30, 1997) to January 31, 1998 was 14.59% and 1.06% (non-annualized), respectively, and for Bond-Debenture Fund the non-annualized total return for the period of inception (March 27, 1998) to December 31, 1998 was .55%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed each Fund or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. It is generally expected that shareholders of a Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Funds.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If a Fund purchase shares in certain foreign investment entities called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If a Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed on treated as having been distributed on a timely basis calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.


                                       8.
                           Information About the Funds

Our Boards of Directors have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors have authorized five classes of shares for Developing Growth Fund, Bond-Debenture Fund, and Mid-Cap Value Fund (Class A, B, C, P and Y). The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

The directors and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in
substance,   with  each  of  the   recommendations  of  the  Investment  Company
Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended January 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett
Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


The financial statements for the fiscal year ended December 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


The financial statements for the fiscal year ended December 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Mid-Cap Value Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 23.      Exhibits


              (a) Articles of Incorporation. Incorporated by reference. Restated Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on April 30, 1998.
              (b) By-Laws. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on February 26, 1999.
              (c) Instruments Defining Rights of Security Holders. Incorporated by reference.
              (d)   Investment Advisory Contracts. Incorporated by reference.
              (e)   Underwriting Contracts. Incorporated by reference.
              (f)   Bonus or Profit Sharing Incorporated by reference.
              (g)   Custodian Agreements. Incorporated by reference.
              (h)   Other Material Contracts. Incorporated by reference.
              (i)   Legal Opinions. Filed herewith.
              (j)   Other Opinions. Filed herewith.
              (k)   Omitted Financial Statements. Incorporated by reference.
              (l)   Initial Capital Agreements. Incorporated by reference.
              (m)   Rule 12b-1 Plan. Incorporated by reference.
              (n) Financial Data Schedule. Incorporated by reference to the Registrant's Form N-SAR filed on February 29, 2000 (Accession No. 0000060365-00-000001).
              (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on May 14, 1996.
              (p)   Code of Ethics. Filed herewith.


Item 24.      Persons Controlled by or Under Common Control with the Fund.

                    None.

Item 25.      Indemnification

              Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

              The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

              In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
              Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined  in  the  1940  Act)  of  Registrant  nor  parties  to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.      Business and Other Connections of Investment Adviser

              Lord, Abbett & Co. acts as investment advisor for twelve other investment companies and as investment adviser to approximately 8,300 private accounts as of December 31, 1999. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.      Principal Underwriters

             (a)      Lord Abbett Affiliated Fund, Inc.
                      Lord Abbett Bond-Debenture Fund, Inc.
                      Lord Abbett  Mid-Cap Value Fund, Inc.
                      Lord Abbett Developing Growth Fund, Inc.
                      Lord Abbett Tax-Free Income Fund, Inc.
                      Lord Abbett U.S. Government Securities Money Market
                         Fund, Inc.
                      Lord Abbett Series Fund, Inc.
                      Lord Abbett Equity Fund
                      Lord Abbett Tax-Free Income Trust
                      Lord Abbett Securities Trust
                      Lord Abbett Investment Trust
                      Lord Abbett Research Fund, Inc.

           (b)        The partners of Lord, Abbett & Co. are:

                      Name and Principal            Positions and Offices
                      Business Address(1)           with Registrant

                      Robert S. Dow                 Chairman and President
                      Christopher J. Towle          Executive Vice President
                      Paul A. Hilstad               Vice President & Secretary
                      Zane E. Brown                 Vice President
                      Daniel E. Carper              Vice President
                      Robert G. Morris              Vice President
                      John J. Walsh                 Vice President

                      The other partners who are neither officers nor directors of the Fund are, as follows: Stephen Allen, John E. Erard, Robert B. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen I. McGruder, Michael B. McLaughlin, Robert J. Noelke, and Mark R. Pennington.

                      Each of the above has a principal business address:
                      90 Hudson Street, Jersey City, New Jersey  07302-3973.

           (c)        Not applicable

Item 28.              Location of Accounts and Records

                      Registrant maintains the records required by Rules 31a - 1(a) and (b) and 31a - 2(a) at its main office.

                      Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                      Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.              Management Services

                      None

Item 30.              Undertakings

                      The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES



           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of April, 2000.


                                    LORD ABBETT BOND-DEBENTURE FUND, INC.


                                           BY:   /s/ Lawrence H. Kaplan
                                                 ----------------------------
                                                 Lawrence H. Kaplan
                                                 Vice President


                                           BY:   /s/Donna M. McManus
                                                 ----------------------------
                                                 Donna M. McManus
                                                 Treasurer

           Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                                       Title                                             Date
----------                                       -----                                             ----
                                         Chairman, President
/s/Robert S. Dow*                        and Director/Trustee                                April 28, 2000
---------------------------          --------------------------                              --------------
Robert S. Dow


/s/ E. Thayer Bigelow*                   Director/Trustee                                    April 28, 2000
---------------------------          --------------------------                              --------------
E. Thayer Bigelow


/s/William H. T. Bush*                   Director/Trustee                                     April 28, 2000
---------------------------          --------------------------                              --------------
William H. T. Bush


/s/Robert B. Calhoun, Jr*.                    Director/Trustee                                    April 28,
---------------------------          --------------------------                              --------------
Robert B. Calhoun, Jr.


/s/Stewart S. Dixon*                          Director/Trustee                                    April 28,
---------------------------          --------------------------                              --------------
Stewart S. Dixon


/s/John C. Jansing*                           Director/Trustee                                    April 28,
---------------------------          --------------------------                              --------------
John C. Jansing


/s/C. Alan MacDonald*                        Director/Trustee                                     April 28,
---------------------------          --------------------------                              --------------
C. Alan MacDonald

/s/Hansel B. Millican, Jr*.                  Director/Trustee                                    April 28, 2000
---------------------------          --------------------------                              --------------
Hansel B. Millican, Jr.

/s/Thomas J. Neff*                            Director/Trustee                                   April 28, 2000
Thomas J. Neff


*BY:     /s/ Lawrence H. Kaplan
         Lawrence H. Kaplan
         Attorney-in-Fact




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